               U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K
                             Amendment # 2

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                OF THE SECURITIES EXCHANGE ACT OF 1934

                   Date of Report: November 6, 2001

                          TotalSeek.Com, Inc.
 -------------------------------------------------------------------
        (Exact Name of registrant as specified in its Charter)

        Delaware                0-33147              23-3074323
 -----------------------  -------------------   --------------------
 (State of Incorporation) Commission File No.      (IRS Employer
                                                 Identification No.)

 1422 Chestnut Street, Suite #410, Philadelphia, PA       19102
 --------------------------------------------------  ---------------
 (Address of principal executive offices)               (Zip Code)

            Registrant's telephone number:  (215) 893-3662
            ------------------------------  --------------

                              Urag Corp.
                         1490 Blue Jay Circle
                           Weston, FL 33327
                --------------------------------------
                (Registrant's former name and address)

Item 1.   CHANGES IN CONTROL OF REGISTRANT.

     (a)  Pursuant to an Agreement and Plan of Reorganization
("Agreement" or "Reorganization") effective September 6, 2001,
TotalSeek.com, Inc. ("TotalSeek"), a Delaware corporation, acquired
5,000,000 restricted common shares (the "Shares") of Urag Corp.
("Urag"), a Delaware corporation, representing all of the
outstanding shares of common stock of Urag, from its sole
shareholder Joren LLC ("Joren") in a private purchase transaction.
The purchase price for the Shares was $8,000, which was paid through the delivery by TotalSeek of its promissory note, written in favor of Joren. As a result of the Reorganization, Urag became a wholly owned subsidiary of TotalSeek. The Reorganization was approved by the board of directors of TotalSeek and Urag on September 6, 2001.
Prior to the reorganization, TotalSeek had 12,750,000 common shares issued and outstanding. Following the reorganization, TotalSeek has
12,751,000 common shares issued and outstanding.

     In accordance with the terms of the Agreement and Plan of
Reorganization, TotalSeek further remunerated Joren, with the sum of one thousand (1,000) restricted shares of common stock in TotalSeek.

     Upon effectiveness of the Agreement and Plan of Reorganization, pursuant to Rule 12g-3(a) of the General Rules and Regulations of
the Securities and Exchange Commission, TotalSeek became the successor issuer to Urag for reporting purposes under the Securities
Exchange of 1934, as amended.  The officers, directors and By-laws of TotalSeek continued without changes as the officers, directors and By-laws of the successor issuer.  See Item 5. "Other Events" in this report.

     A copy of the Agreement and Plan of Reorganization is filed as an Exhibit to this Form 8-K Report and is incorporated into this report.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     (a) Effective September 6, 2001 TotalSeek acquired 5,000,000 restricted common shares of Urag from its sole shareholder Joren making Urag a wholly owned subsidiary of TotalSeek.

     In evaluating TotalSeek as a candidate for the business
combination, Urag used criteria such as the value of the assets of
TotalSeek, particularly its management and anticipated operations.
Urag determined that the consideration for the business combination was reasonable.  In evaluating Urag as a candidate for the proposed business combination, TotalSeek used Urag's status as a reporting company, its lack of operating history and lack of potential related liabilities.  TotalSeek determined that the consideration for the business combination was reasonable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

     Not applicable.

Item 5.   OTHER EVENTS.

     (a) Successor Issuer Election.  In accordance with Rule
12g-3(a) of the General Rules and Regulations of the Securities and
Exchange Commission, TotalSeek became the successor issuer to Urag for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act.

     (b) TotalSeek.com, Inc., was incorporated in the State of
Delaware on February 20, 2001. (See Exhibit 3.1)

Item 6.   RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS.

     Effective September 6, 2001, Alfred Arberman, the sole
director and officer of Urag, resigned and appointed William Tay to fill his director and officer positions.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          Audited financial statements from inception (February 20,
          2001) through September 30, 2001 for TotalSeek.Com, Inc.

                     INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders:
TotalSeek.com, Inc.

We have audited the consolidated balance sheet of TotalSeek.com,
Inc. as of September 30, 2001 and the related statements of
operations, stockholders' (deficit) and cash flows for period from inception (February 20, 2001) to September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial
statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the
accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of
TotalSeek.com, Inc. as of September 30, 2001, and the results of its operations and its cash flows for the period from inception
(February 20, 2001) to September 30, 2001, in conformity with accounting principles generally accepted in the United States of
America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.
As discussed in Note 1 to the financial statements, the Company is in the development stage and has suffered recurring losses from operations, has a stockholders' deficit and has negative working capital. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Stark Winter Schenkein & Co. LLP
Certified Public Accountants

Denver, Colorado
November 2, 2001

                         TotalSeek.Com, Inc.
                    (A Development Stage Company)
                      Consolidated Balance Sheet
                          September 30, 2001

                                Assets

Current assets
 Total current assets                                    $         -
                                                         ===========

               Liabilities and Stockholders' (Deficit)

Current liabilities
 Note payable                                            $     8,000
                                                         -----------

Stockholders' (Deficit)
 Common stock, $.001 par value, 100,000,000
  shares authorized, 12,751,000 shares issued
  and outstanding                                             12,751
 Additional paid-in capital                                      749
 Deficit accumulated during the development
  stage                                                      (21,500)
                                                         -----------
                                                              (8,000)
                                                         -----------
                                                         $         -
                                                         ===========

The accompanying notes are an integral part of these financial statements.

                         TotalSeek.Com, Inc.
                    (A Development Stage Company)
                 Consolidated Statement of Operations
For the Period From Inception (February 20, 2001) to September 30, 2001

Revenue:                                                 $         -
                                                         -----------

Operating Costs and Expenses:
  General and administrative                                   1,250
  Goodwill impairment losses                                   8,000
  Losses related to impairment of intangibles                 12,250
                                                         -----------
                                                              21,500
                                                         -----------

Net (loss)                                               $   (21,500)
                                                         ===========

Per Share Information - basic and fully diluted:

Weighted average common shares outstanding                12,750,125
                                                         ===========

(Loss) per share                                         $     (0.00)
                                                         ===========

The accompanying notes are an integral part of these financial statements.

                         TotalSeek.Com, Inc.
                    (A Development Stage Company)
           Consolidated Statement of Stockholders' (Deficit)
For the Period From Inception (February 20, 2001) to September 30, 2001

                                                                               Deficit
                                                                             Accumulated
                                     Common Stock                             During the
                                     ------------            Additional      Development
                                  Shares       Amount      Paid in Capital      Stage          Total
                               ------------ ------------   ---------------   ------------   ------------
Beginning balance                        -   $        -      $         -     $         -    $         -

Shares issued at inception
  at $.001 per share            12,750,000       12,750                -               -         12,750

Shares issued pursuant to
  an acquisition at
  $.05 per share                     1,000            1               49               -             50

Contribution of services
  to capital                             -            -              700               -            700

Net (loss) for the period                -            -                -         (21,500)       (21,500)
                               ------------ ------------   ---------------   ------------   ------------
Balance September 30, 2001      12,751,000   $   12,751      $       749     $   (21,500)   $    (8,000)
                               ============ ============   ===============   ============   ============

The accompanying notes are an integral part of these financial statements.

                         TotalSeek.Com, Inc.
                    (A Development Stage Company)
                 Consolidated Statement of Cash Flows
For the Period From Inception (February 20, 2001) to September 30, 2001

Cash flows from operating activities:

Net (loss)                                                 $   (21,500)

Adjustments to reconcile net (loss) to net cash
  provided by (used in) operating activities
Value of services contributed to capital                           700
Goodwill impairment losses                                       8,000
Common shares issued for non cash consideration                    550
Losses related to impairment of intangibles                     12,250
                                                           -----------
  Net cash provided by (used in) operating activities                -
                                                           -----------

Cash flows from investing activities:
  Net cash provided by (used in) investing activities                -
                                                           -----------

Cash flows from financing activities:
  Net cash provided by (used in) financing activities                -
                                                           -----------

Increase (decrease) in cash and cash equivalents                     -

Cash and cash equivalents, beginning of period                       -
                                                           -----------

Cash and cash equivalents, end of period                   $         -
                                                           ===========

Supplemental cash flow information:
  Cash paid for interest                                   $         -
  Cash paid for income taxes                               $         -

The accompanying notes are an integral part of these financial statements.

                         TotalSeek.com, Inc.
                    (A Development Stage Company)
              Notes to Consolidated Financial Statements
                          September 30, 2001

NOTE 1. ACCOUNTING POLICIES

Organization

The Company was incorporated under the laws of the State of Delaware on February 20, 2001. The Company is in the development stage and is organized to engage in any lawful activity under the General
Corporation Law of the State of Delaware. The Company intends to provide web hosting and development services to small and medium sized businesses. The Company has chosen December 31 as a year end.

Consolidation

The financial statements include the accounts of the Company and its wholly owned subsidiary. Intercompany accounts and balances have been eliminated in consolidation.

Basis of Reporting

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company has experienced a loss from operations as a result of its general and administrative expenses necessary to achieve its operating plan, which is long-range in nature.  For the period
February 20, 2001 (inception) through September 30, 2001, the
Company realized net losses of $21,500. In addition, the Company has a working capital deficit of $8,000 and a stockholders' deficit of
$8,000 at September 30, 2001.

The Company's ability to continue as a going concern is contingent upon its ability to secure financing from outside sources, implement its business plan and attain profitable operations.  In addition, the Company's ability to continue as a going concern must be considered in light of the problems, expenses and complications frequently encountered by entrance into established markets.

The Company is pursuing equity financing for its operations. Failure to secure such financing or to raise additional private placement investment may result in the Company depleting its available funds and not being able pay its obligations or continue operations.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

Revenue Recognition

The Company recognizes revenue from hosting and website development at the time the services are performed.

                         TotalSeek.com, Inc.
                    (A Development Stage Company)
              Notes to Consolidated Financial Statements
                          September 30, 2001

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with a maturity of three months or less at the date of purchase to be cash equivalents.

Fair Value of Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of
September 30, 2001. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include notes payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values or they are
receivable or payable on demand.

Web Site Development Costs

The Company will account for its Web Site Development Costs in accordance with FASB EITF 00-2 "Accounting for Web Site Development
Costs". The Company's web site will comprise multiple features and offerings that are currently in the planning stage, and it is anticipated that the offerings will require future development and refinement. In connection with the development of its products, the
Company will incur external costs for hardware, software, and consulting services, and internal costs for payroll and related expenses of its technology employees directly involved in the development. All hardware costs will be capitalized. Purchased software costs will be capitalized in accordance with Statement of
Position 98-1 "Accounting for the Costs of Computer Software
Developed or Obtained for Internal Use". All other costs will be reviewed for determination of whether capitalization or expense is appropriate.

Stock-Based Compensation

The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable.

The Company accounts for stock based compensation in accordance with
SFAS No. 123, "Accounting for Stock-Based Compensation." The
provisions of SFAS No. 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in APB Opinion 25, "Accounting for
Stock Issued to Employees" ("APB 25") but disclose the pro forma effects on net income  (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans.

Use of Estimates

Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         TotalSeek.com, Inc.
                    (A Development Stage Company)
              Notes to Consolidated Financial Statements
                          September 30, 2001

Earnings Per Share

The Company follows Statement of Financial Accounting Standards No.
128, "Earnings Per Share" ("SFAS No. 128"). Basic earnings per common share ("EPS") calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share
equivalents outstanding. During the periods presented common stock equivalents were not considered as their effect would be anti-dilutive.
Segment Reporting

The Company follows Statement of Financial Accounting Standards No.
130, "Disclosures About Segments of an Enterprise and Related
Information." The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Income Taxes

The Company follows Statement of Financial Accounting Standard No.
109, "Accounting for Income Taxes" ("SFAS No. 109") for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Recent Pronouncements

In December 1999, the Securities and Exchange Commission issued
Bulletin No. 101 ("SAB 101").  SAB 101 provides guidance on applying accounting principles generally accepted in the United States of
America to revenue recognition in financial statements and is effective in the Company's fourth quarter of 2000.  The
implementation of SAB 101 did not have an impact on the Company's operating results.

                         TotalSeek.com, Inc.
                    (A Development Stage Company)
              Notes to Consolidated Financial Statements
                          September 30, 2001

In July, 2001, the Financial Accounting Standards Board (FASB)
issued Statement of Financial Accounting Standards (SFAS) 141,
Business Combinations, and SFAS 142, Goodwill and Intangible Assets.
SFAS 141 is effective for all business combinations completed after
June 30, 2001.  SFAS 142 is effective for the year beginning January
1, 2002; however certain provisions of that Statement apply to goodwill and other intangible assets acquired between July 1, 2001, and the effective date of SFAS 142.  The Company does not believe the adoption of these standards will have a material impact on the
Company's financial statements.

In July 2001, the Financial Accounting Standards Board (FASB) issued
Statement of Financial Accounting Standards (SFAS) No. 143,
Accounting for Asset Retirement Obligations.  This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs.  This Statement applies to all entities.  It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligations of lessees.  This
Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002.  The Company is evaluating the impact of the adoption of this standard and has not yet determined the effect of adoption on its financial position and results of operations.

In August 2001, the FASB issued SFAS No. 144, Accounting for the
Impairment or Disposal of Long-Lived Assets.  This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes FASB Statement No. 121,
Accounting for the Impairment of Long-Lived Assets and for
Long-Lived Assets to Be Disposed Of.  The provisions of the
statement are effective for financial statements issued for fiscal years beginning after December 15, 2001.  The Company is evaluating the impact of the adoption of this standard and has not yet
determined the effect of adoption on its financial position and results of operations.

NOTE 2. ACQUISITION OF SUBSIDIARY

During September 2001 the Company acquired all of the issued and outstanding common stock of Urag Corporation in exchange for a note payable in the amount of $8,000 bearing interest at 10% per annum and maturing on September 6, 2002. Urag Corporation was an inactive entity with no assets or liabilities at the time of acquisition. In addition, Urag Corporation had no operations from the acquisition date to September 30, 2001. In conjunction with the acquisition, the
Company issued 1,000 shares of its common stock to the president of
Urag Corporation for services valued at $50 which management believes is the fair value of the services provided.

NOTE 3. STOCKHOLDERS' (DEFICIT)

At inception, the Company issued 12,750,000 shares of its common stock to its president in exchange for organizational costs or $500 and a web site and a domain name valued at $12,250 which represents the approximate cost to this officer for these items.

NOTE 4.  IMPAIRMENT OF LONG LIVED ASSETS

At September 30, 2001 management has determined that the value attributed to its intangible assets is impaired due to the Company's lack of revenue generating activities, which could utilize these assets. As a result the Company has written off all costs associated with its web site and, the goodwill associated with the acquisition described in Note 2 aggregating $20,250.

                         TotalSeek.com, Inc.
                    (A Development Stage Company)
              Notes to Consolidated Financial Statements
                          September 30, 2001

NOTE 5. RELATED PARTY TRANSACTIONS

During the period from inception to September 30, 2001 the Company's president provided office space, telephone and services to the
Company at no charge. The fair value of these services aggregating
$700 has been charged to operations.

NOTE 6 INCOME TAXES

The provision for income taxes for the years presented has been computed in accordance with Financial Accounting Standards Board
Statement No. 109, Accounting for Income Taxes. There are no
material differences between financial statement income and taxable income.

The amounts shown for income taxes in the statements of operations differ from amounts that would be derived from computing income taxes at federal statutory rates. The following is a reconciliation of those differences.

   Tax at federal statutory rate       34%
   Net operating loss                 (34)
                                    ------
                                        -%
                                    ======

The Company has an operating loss carryforward aggregating
approximately $22,000, which expires in 2021. The deferred tax asset relating to this operating loss has been fully reserved at September
30, 2001.

NOTE 4. SUBSEQUENT EVENT

It is the Company's intent to offer 500,000 shares of its common stock at $.05 per share pursuant to a Form SB-2 registration statement to be filed with the Securities and Exchange Commission.

     Index to Exhibits.

          Exhibit Number      Description
          --------------      --------------------------------------
          (2.0)               Agreement and Plan of Reorganization

          (3.1)               Articles of Incorporation of
                              TotalSeek.com, Inc.

          (3.2)               By-Laws of TotalSeek.com, Inc.

          (23.1)              Consent of Stark Winter Schenkein &
                              Co. LLP - Certified Public Accountants

Item 8.   CHANGES IN FISCAL YEAR.

     The successor issuer registrant's fiscal year ends December 31.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TotalSeek.com, Inc.
                                 Dated: November 6, 2001

                                 By: /s/ William Tay
                                 ----------------------------------
                                 William Tay
                                 Title: President and Chief
                                 Executive Officer

EXHIBIT 2.0 - AGREEMENT AND PLAN OF REORGANIZATION

                 AGREEMENT AND PLAN OF REORGANIZATION

     This agreement is entered into this 6th day of September, 2001 between TOTALSEEK.COM, INC., a Delaware corporation, (herein, the
"Company") and URAG CORP., a Delaware corporation, (herein, "URAG")
and JOREN LLC, a Delaware Limited Liability Company, (herein,
"JOREN"). The Company and URAG desire to enter into this Agreement and Plan of Reorganization whereby the Company will acquire voting control, reorganize URAG and become a successor issuer to URAG's
Securities and Exchange Commission ("SEC") reporting obligations as provided for in SEC Rule 12g-3(a).

     For good and valuable consideration, receipt of which is
acknowledged the parties agree, represent and warrant the following:

                              Agreement

A. Purchase of Shares. The Company agrees to purchase five million
(5,000,000) restricted common shares (the "Shares") of URAG from its sole shareholder, JOREN, which represents 100% of the total
capitalization of URAG, for Eight Thousand ($8,000) Dollars (the
"Purchase Price"). The Purchase Price for the Shares shall be payable through the Company's execution, at Closing, of a
Convertible Promissory Note in favor of JOREN, substantially in the form attached hereto as Exhibit A and incorporated herein by this reference.

B. Reorganization. In connection with a corporate succession transaction by means which may include, but not be limited to, merger, consolidation, exchange of securities acquisition of assets, or otherwise, the Company, upon receipt, agrees to tender the five million (5,000,000) URAG shares for cancellation at closing. In consideration for this action, the Company agrees to pay and deliver to JOREN: One Thousand (1,000) newly issued restricted shares of common stock in the Company, $.001 par value. The Company's shares will be issued under the securities transaction exemption afforded by Section 4(2) of the Securities Act of 1933, as amended.

C. Representations, Warranties and Covenants of the Company: The
Company represents and warrants to URAG as of the date hereof and as of the Closing Date:

     SECTION 1. Enforceability of Agreement Against the Company. The
Company has all necessary power and authority to enter into this
Agreement to which it is a party, to carry out the obligations hereunder and to consummate the transactions contemplated hereby.
This Agreement constitutes the legal, valid and binding obligations of the Company enforceable against it in accordance with the respective terms.

     SECTION 2. Incorporation, Authority and Qualification of The
Company. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of
Delaware.  The Company has all necessary corporate power and authority to carry on the business now being conducted by it. The
Company is duly qualified to do business, and is in good standing, in each jurisdiction, if any, where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary.

     SECTION 3. No Conflict. The execution and delivery by the
Company of this Agreement and each Related Document to which the
Company is a party has been obtained and all applicable filings and notifications required by law, agreement or otherwise have been made, the performance by the Company of this Agreement and each
Related Document to which they are parties will not:

     (a) Violate or conflict with any term or provision of the
articles or certificate of incorporation (or other charter
documents) of the Company;

     (b) Conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award
applicable to the Company;

     (c) Conflict with, result in any breach of, constitute a
default (or event which with the giving of notice or lapse of time, or both, would become a default) under, give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien on any of the assets pursuant to, any assigned contract or any licenses;

     (d) Without limiting the generality of the foregoing, result in the termination, denial or impairment of any material contract, arrangement or benefit granted with respect to the Company's business.

     SECTION 4. Consents, Approvals and Notifications. The execution and delivery by the Company of this Agreement and each Related
Document to which it is a party does not, and the performance by it of this Agreement and such Related Documents will not, require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority or any other Person with the exception of filings required by the Securities and
Exchange Commission, including, but not limited to, a Current Report on Form 8-K which will be filed by the Company on, or before 15 days from the date of closing. The Company will become a successor issuer under Securities and Exchange Commission Rule 12g-3(a) and will elect successor issuer status.

     SECTION 5. Financial Statements.

     5.1 The Company agrees to file required audited financial
statements and interim financial statements if required prepared in accordance with GAAP on Form 8-K. and assuming the Company will continue as a going concern, are true and correct and present fairly in all material respects the financial condition of the Company and the results of operations and changes in cash flow of the Company for the periods to which each relates.

     SECTION 6. Litigation. There is no claim, action,
investigation, arbitration or proceeding pending or, threatened against the Company, or against or relating to any of the assets or the ability of the Company to perform its obligations hereunder, before any arbitrator, judge, court or governmental authority. The
Company is not subject to any order, writ judgment, injunction, decree, determination or award of any arbitrator, judge, court or governmental authority.

     SECTION 7. Environmental Matters. The Company has not used any property, real or personal to generate, manufacture, refine, transport, treat, store, handle, or dispose of any hazardous substances except in accordance with all applicable federal and state environmental laws.

     SECTION 8. Taxes. The Company has or will duly file or caused to be filed all federal income tax returns and all other federal, state, county, local or city tax returns which are required to be filed, including, but not limited to, income and employee
withholding taxes, and the Company has paid or caused to be paid all taxes shown on said returns or on any tax assessment received by it to the extent that such taxes have become due, or has set aside on its books reserves (segregated to the extent required by sound accounting practice) reasonably deemed by the Company to be adequate with respect thereto.

     SECTION 9. Absence of Changes. Since the date of the Audited
Financial Statements, the Company has operated its business in the ordinary course consistent with past practices and there has not been, except as disclosed in this Agreement or the Exhibits attached hereto:

     i. any Material Adverse Effect;

     ii. any damage, destruction or loss (whether or not covered by insurance) affecting any tangible asset or property used or useful in the business operations, normal wear and tear excepted;

     iii. any payments, discharges or satisfactions by the Company of any liens, claims, charges or liabilities (whether absolute, accrued, contingent or otherwise and whether due or to become due)
relating to the business operations, other than in the ordinary course of the business and consistent with past practice;

     iv. any licenses, sales, transfers, pledges, mortgages or other dispositions of any tangible or intangible assets having a value over $1,000 (in the aggregate) used or held for use in connection with the operation of the business, other than in the ordinary course of business and consistent with past practice;

     v. any write-offs as uncollectible of any accounts receivable or notes receivable of the operations, or any portion thereof, not provided for in the allowance for uncollectible accounts in the
Interim Financial Statements;

     vi. any cancellations of any material debts or claims of, or any amendments, terminations or waivers of any rights of material value to, the business operations;

     vii. any general uniform increase in or change in the method of computing the compensation of employees of the Company who perform services for the benefit of the business operations;

     viii. any material changes in the manner in which the Company extends discount or credits to customers or otherwise deals with customers of its business;

     ix. any material changes in the accounting methods or practices followed by the Company and or any changes in depreciation or amortization policies or rates theretofore adopted;

     x. any capital commitments by the Company and for additions to property, plant or equipment of the business operations;

     xi. any agreements or commitments to merge or consolidate with or otherwise acquire any other corporation, association, firm or other business organization or division thereof;

     xii. any declarations of dividend, payment of any dividend, issuance of any securities, purchase or redemption of any
securities, commitments or authorizations for any changes to its
Articles of Incorporation or amendments to any by-laws, conversions of any options, warrants or otherwise into common shares;

     xiii. any other material transaction relating to the Company other than in the ordinary course of the business and consistent with past practice; or

     xiv. any agreements or understandings, whether in writing or otherwise, for the Company to take any of the actions specified in items i. through xii. above.

     SECTION 10. Undisclosed Liabilities. The Company does not have any liabilities or obligations of any nature that would be required by GAAP to be reflected in the Financial Statements (subject, in the case of unaudited statements, to normal year-end audit adjustments), except: (a) such liabilities and obligations which are reflected in the Financial Statements, or (b) such liabilities or obligations which were incurred in the ordinary course of business for normal trade or business obligations and are not individually or in the aggregate in excess of $1,000.

     SECTION 11. Compliance with Laws. Except as individually or in the aggregate would not have a Material Adverse Effect, the Company has complied in all respects with all laws of all Governmental
Authorities (including all tariff and reporting requirements) with respect to its business operations.

D. Representations, Warranties and Covenants of URAG: URAG
represents and warrants to the Company as of the date hereof and as of the Closing Date:

     SECTION 1. Enforceability of Agreement Against URAG. URAG has
all necessary power and authority to enter into this Agreement to which it is a party, to carry out the obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligations of URAG enforceable against it in accordance with the respective terms.

     SECTION 2. Shares. URAG's shares have been validly issued and are free and clear of all liens, charges, demands or adverse claims or other restrictions on the exercise of any of the attributes of ownership. There are no contracts, arrangements, and commitments or restrictions relating to the issuance, sale, transfer or purchase or obtaining of shares or other ownership interests in the Shares, except for this Agreement.

     SECTION 3. Incorporation, Authority and Qualification of URAG.
URAG is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. URAG has all necessary corporate power and authority to carry on the business now being conducted by it. URAG is duly qualified to do business, and is in good standing, in each jurisdiction, if any, where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary. URAG is authorized to issue 20,000,000 common shares, par value $0.0001 per share. URAG is authorized to issue 5,000,000 preferred shares, par value $0.0001 per share. No other classes of stock are authorized or issued except as set forth herein. There are no outstanding options, warrants, rights, director/officer compensation rights, or otherwise, other than those disclosed herein and the financial statements.

     SECTION 4. No Conflict. The execution and delivery by URAG of this Agreement and each Related Document to which it is a party have been obtained and all filings and notifications required by law, agreement or otherwise have been made, the performance by URAG of this Agreement and each Related Document to which each is a party will not:

     (i) Violate or conflict with any term or provision of the
articles or certificate of incorporation (or other charter
documents) of URAG;

     (ii) Conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award
applicable to URAG;

     (iii) Conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien on any of the assets pursuant to, any assigned contract or any licenses;

     (iv) Without limiting the generality of the foregoing, result in the termination, denial or impairment of any material contract, arrangement or benefit granted with respect to URAG's business, or require the payment of any fees, taxes or assessments.

     SECTION 5. Consents, Approvals and Notifications. The execution and delivery by URAG of this Agreement and each Related Document to which it is a party does not, and the performance by it of this
Agreement and such Related Documents will not, require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority or any other Person, with the exception of filings required by the Securities and
Exchange Commission, including, but not limited to, a Current Report on Form 8-K which will be filed by the Company on, or before 15 days from the date of closing.

     SECTION 6. Financial Statements.

     6.1 URAG has furnished to the Company copies of (a) audited balance sheets of URAG and audited statements of income, changes in shareholders' equity and statements of cash flow for the period ending December 31, 2000, together with interim financial statements and the reports and notes thereon, independent certified public accountants (collectively, the "Audited Financial Statements").

     6.2 The Audited Financial Statements (a) have been prepared in conformity with GAAP applied on a consistent basis from year to year
(except as noted otherwise therein); and are true and correct and present fairly in all material respects the financial condition of
URAG and the results of operations and changes in cash flow of URAG for the periods to which each relates.

     6.3 To the knowledge of URAG, the Interim Financial Statements,
(a) have been prepared in conformity with GAAP applied on a
consistent basis from year to year (except as noted otherwise therein), subject to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the absence of notes (which, if presented, would not differ materially from those included in the Audited Financial
Statements), and are true and correct and present fairly in all material respects the financial condition of URAG and the results of operations and changes in cash flow of URAG for the periods to which each relates.

     SECTION 7. Litigation. There is no claim, action,
investigation, arbitration or proceeding pending or, threatened against URAG, or against or relating to any of the assets or the ability of it to perform its obligations hereunder, before any arbitrator, judge, court or governmental authority. URAG is not subject to any order, writ judgment, injunction, decree,
determination or award of any arbitrator, judge, court or
governmental authority.

     SECTION 8. Contracts. To the extent applicable, Exhibit "B"
contains an accurate and complete list of all written and oral agreements and contracts in effect on the date of this Agreement to which URAG is a party in connection with the business operations or by which any of its properties or assets relating to the operation are bound. There are no contracts in formation or which are capable of subsequent formation as a result of future satisfied conditions.
URAG has made available to the Company true and complete copies of the contracts (including any amendments or modifications thereto).

     SECTION 9. Environmental Matters. URAG has not used any
property, real or personal to generate, manufacture, refine, transport, treat, store, handle, or dispose of any hazardous substances except in accordance with all applicable federal and state environmental laws.

     SECTION 10. Taxes. URAG has or will duly file or caused to be filed all federal income tax returns and all other federal, state, county, local or city tax returns which are required to be filed, including, but not limited to, income and employee withholding taxes, and it has paid or caused to be paid all taxes shown on said returns or on any tax assessment received by it to the extent that such taxes have become due, or has set aside on its books reserves
(segregated to the extent required by sound accounting practice)
reasonably deemed by it to be adequate with respect thereto.

     SECTION 11. Absence of Changes. Since the date of the Audited
Financial Statements, including its interim unaudited financial statements filed on Form 10-QSB with the Securities and Exchange
Commission, URAG has operated its business in the ordinary course consistent with past practices and there has not been, except as disclosed in this Agreement or the Exhibits attached hereto:

     i. any Material Adverse Effect;

     ii. any damage, destruction or loss (whether or not covered by insurance) affecting any tangible asset or property used or useful in the business operations, normal wear and tear excepted;

     iii. any payments, discharges or satisfactions by it of any liens, claims, charges or liabilities (whether absolute, accrued, contingent or otherwise and whether due or to become due) relating to the business operations, other than in the ordinary course of the
business and consistent   with past practice;

     iv. any licenses, sales, transfers, pledges, mortgages or other dispositions of any tangible or intangible assets having a value over $1,000 (in the aggregate) used or held for use in connection with the operation of the business, other than in the ordinary course of business and consistent with past practice;

     v. any write-offs as uncollectible of any accounts receivable or notes receivable of the operations, or any portion thereof, not provided for in the allowance for uncollectible accounts in the
Interim Financial Statements;

     vi. any cancellations of any material debts or claims of, or any amendments, terminations or waivers of any rights of material value to, the business operations;

     vii. any general uniform increase in or change in the method of computing the compensation of employees of it who perform services for the benefit of the business operations;

     viii. any material changes in the manner in which URAG extends discount or credits to customers or otherwise deals with customers of its business;

     ix. any material changes in the accounting methods or practices followed by URAG and or any changes in depreciation or amortization policies or rates theretofore adopted;

     x. any capital commitments by URAG and for additions to
property, plant or equipment of the business operations;

     xi. any agreements or commitments to merge or consolidate with or otherwise acquire any other corporation, association, firm or other business organization or division thereof;

     xii. any declarations of dividend, payment of any dividend, issuance of any securities, purchase or redemption of any
securities, commitments or authorizations for any changes to its
Articles of Incorporation or amendments to any by-laws, conversions of any options, warrants or otherwise into common shares.

     xiii. any other material transaction relating to URAG other than in the ordinary course of the business and consistent with past practice; or

     xiv. any agreements or understandings, whether in writing or otherwise, for URAG to take any of the actions specified in items i.
through xii. above.

     SECTION 12. Undisclosed Liabilities. URAG does not have any liabilities or obligations of any nature that would be required by
GAAP to be reflected in the Financial Statements (subject, in the case of unaudited statements, to normal year-end audit adjustments), except: (a) such liabilities and obligations which are reflected in the Financial Statements, or (b) such liabilities or obligations which were incurred in the ordinary course of business for normal trade or business obligations and are not individually or in the aggregate in excess of $1,000.00.

     SECTION 13. Compliance with Laws. Except as individually or in the aggregate would not have a Material Adverse Effect, URAG has complied in all respects with all laws of all Governmental
Authorities (including all tariff and reporting requirements) with respect to its business operations.

     SECTION 14. Change in Control of URAG. The URAG's Board of
Directors will nominate William Tay as a successor director and
President of URAG, effective at closing.

     SECTION 15. Reporting Company Status of URAG.  URAG has filed with the Securities and Exchange Commission a registration statement on Form 10-SB that became effective pursuant to the Securities
Exchange Act of 1934 and is a reporting company pursuant to Section
(g) thereunder. URAG received no comment letters from the Securities and Exchange Commission relating to its Form 10-SB, and became a reporting company by operation of law on January 13, 2000.

E.     Miscellaneous Provisions.

     SECTION 1. Conditions to Closing

     1.1 Conditions to Obligations of the Company. The obligations of the Company to consummate the purchase of the shares shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any one of which may be waived by URAG without waiver of any other rights or remedies which URAG may have under this Agreement:

          i. The Company's Closing Documents. At the Closing, URAG
and JOREN shall have executed and/or delivered the following Related
Documents to which it is a party or for which it is responsible: (1)
This Agreement, and (2) delivery of common shares of URAG.

     1.2 Conditions to Obligations of URAG and JOREN. The
obligations of JOREN to consummate the sale of the shares of URAG and URAG's plan to reorganize as contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any one of which may be waived by the Company without waiver of any other rights or remedies which the
Company may have under this Agreement.

          i. Closing Documents. At the Closing, the Company shall
have executed and/or delivered this Agreement together with the
Convertible Promissory Note of the Company, and delivered the common shares of the Company to JOREN.

     SECTION 2. Indemnification.

     2.1 Survival. All representations and warranties and covenants and agreements contained herein shall survive the execution of hereof and the Closing Date. Any investigations by or on behalf of any party shall not constitute a waiver as to enforcement of any representation, warranty or covenant contained in this Agreement. No notice or information delivered by one party shall affect the other party's right to rely on any representation or warranty made by the party delivering the notice or information or relieve that party of any obligations under this Agreement as the result of a breach of any of its representations and warranties.

     2.2 Brokers. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

     SECTION 3. General Provisions.

     3.1 Headings and Interpretation. The headings used in this
Agreement are for reference purposes only and shall not affect the meaning or interpretation of any term or provision of this Agreement.

     3.2 Severability. If any term or other provision of this
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions
contemplated hereby is not affected in any manner adverse to any party.

     3.3 Entire Agreement. This Agreement represents the entire understanding of the parties with reference to the matters set forth herein. This Agreement supersedes all prior negotiations,
discussions, correspondence, communications and prior agreements among the parties relating to the subject matter herein.

     3.4 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by the parties hereto.

     3.5 Applicable Law. This Agreement shall be governed by the substantive laws of the State of Pennsylvania, without regard to its conflict of laws provisions.

     3.6   Counterparts and Facsimile Transmission Copies of
Originals. This Agreement may be executed in several original or facsimile copy counterparts and all so executed and transmitted shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart. Facsimile transmitted signatures shall be deemed valid as though they were originals and the parties may perform any and all obligations and duties in reliance on the facsimile copies.

     3.7 Further Assurances, Additional Documents, Etc. The parties will cooperate with each other to accommodate the intent of this agreement. URAG will provide the Company with all financial records of URAG so that there will be a seamless financial transition.

     IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized representatives to execute, this Stock
Purchase Agreement as of the date first written above.

TOTALSEEK.COM, INC.                   URAG CORP.

/s/ William Tay                       /s/ Alfred Arberman
------------------------------        ------------------------------
By: William Tay                       By: Alfred Arberman
Title: President                      Title: President

Address:                              JOREN LLC
TOTALSEEK.COM, INC.
1422 Chestnut St., Suite #410
Philadelphia, PA 19102                /s/ Alfred Arberman
                                      ------------------------------
                                      By: Alfred Arberman
                                      Title: President

                                      Address:
                                      URAG CORP.
                                      JOREN LLC
                                      1490 Blue Jay Circle
                                      Weston, FL 33327

EXHIBIT A

                     CONVERTIBLE PROMISSORY NOTE

$8,000.00                                   Date:  September 6, 2001

     FOR VALUE RECEIVED, the undersigned TotalSeek.com, Inc., a
Delaware corporation ("Maker") promises to pay to the order of Joren
LLC, ("Lender"), or assigns, at 1490 Blue Jay Circle, Weston, FL
33327, or at such other place as may be designated in writing by the holders of this Promissory Note ("Note"), the principal sum of EIGHT
THOUSAND AND 00/100 DOLLARS ($8,000.00) (the "Principal Sum").  The
unpaid Principal Sum shall bear interest from the date hereof paid at a rate of ten (10%) percent per annum, simple interest, until maturity.

     The unpaid Principal Sum and all accrued but unpaid interest thereon shall all be due and payable on September 6, 2002 (the "Due
Date").

     The Maker reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty.

     This Note is being executed by Maker as payment for the Shares of URAG CORP., pursuant to the terms of the Agreement and Plan of Reorganization of even date herewith in connection with this Note.

     All payments to be made under this Note shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payment.

     In the event that an action is instituted to collect this Note, or any portion thereof, Maker promises to pay all costs of
collection, including but not limited to reasonable attorneys' fees, court costs, and such other sums as the court may establish.

     In the event of a default under this Note when due, then the holder of this Note, at its election, may declare the entire unpaid
Principal Sum and all accrued but unpaid interest thereon
immediately due and payable.

     Lender shall have the right at any time to convert the
Principal Sum and all accrued and unpaid interest thereon into a number of shares of common stock of the Maker (the "Shares") at a price of $0.032 per share.  And if converted, it is agreed that during a one (1) year period commencing at the date of conversion, whenever Maker files a registration statement under the Securities
Act of 1933 (the "1933 Act") which relates to a current offering of securities of Maker (except in connection with an offering on Forms
S-4 or S-8, or any other inappropriate form(s)), Maker shall offer to the Lender the opportunity to register or qualify the Shares for public trading.  Maker shall give at least 30 days' prior notice to the Lender of its intention to file a registration statement under the 1933 Act, which notice shall constitute an offer to the Lender.
The Lender shall pay for its own selling expenses, commissions or underwriting discounts.  However, the Maker will pay all
registration expenses in connection therewith.

     Every provision hereof is intended to be several.  If any
provision of this Note is determined, by a court of competent jurisdiction to be illegal, invalid or unenforceable, such
illegality, invalidity or unenforceability shall not affect the other provisions hereof, which shall remain binding and enforceable.

     This Note is made in the State of Pennsylvania and it is
mutually agreed that Pennsylvania law shall apply to the
interpretation of the terms and conditions of this Note.

     All agreements between the holder of this Note and Maker are hereby expressly limited so that in no contingency or event
whatsoever, whether by reason of deferment or acceleration of the maturity of this Note or otherwise, shall the rate of interest hereunder exceed the maximum permissible under applicable law with respect to the holder.  If, from any circumstances whatsoever, the rate of interest resulting from the payment and/or accrual of any amount of interest hereunder, at any time that payment of interest is due and/or at any time that interest is accrued, shall exceed the limits prescribed by such applicable law, then the payment and/or accrual of such interest shall be reduced to that resulting from the maximum rate of interest permissible under such applicable law.
This provision shall never be superseded or waived.

     The makers, endorsers, and/or guarantors of this Note do hereby severally waive presentment, demand, protest and notices of protest, demand dishonor and nonpayment.

     IN WITNESS WHEREOF, this instrument is executed as of the date first hereinabove set forth.

                              TOTALSEEK.COM, INC.
                              (Maker)

                              By: /s/ William Tay
                              ------------------------------
                              William Tay
                              President and Chief Executive Officer

EXHIBIT B

1) LOCK UP AGREEMENT WITH JOREN LLC DATED NOVEMBER 8, 1999

2) AGREEMENT BETWEEN URAG CORP. AND JOREN LLC DATED
   NOVEMBER 8, 1999

EXHIBIT 3.1  - ARTICLES OF INCORPORATION OF TOTALSEEK.COM

                                            STATE OF DELAWARE
                                           SECRETARY OF STATE
                                        DIVISION OF CORPORATIONS
                                        FILED 09:00 AM 02/20/2001
                                           010088182 - 3359709

                      ARTICLES OF INCORPORATION
                                  OF
                          TOTALSEEK.COM, INC.

      The undersigned, for the purpose of forming a corporation
under the laws of the State of Delaware do hereby adopt the
following Articles of Incorporation:

                ARTICLE ONE - NAME AND MAILING ADDRESS

      The name of the corporation is TotalSeek.com, Inc. and the mailing address of this corporation is 1422 Chestnut Street, Suite
#410, Philadelphia, PA 19102.

                   ARTICLE TWO - CORPORATE DURATION

      The duration of the corporation is perpetual.

                       ARTICLE THREE - PURPOSE

      This corporation is organized to engage in any lawful trade or business that can, in the opinion of the board of directors of the corporation, be advantageously carried on.

                     ARTICLE FOUR - CAPITAL STOCK

      The aggregate number of shares which the corporation is
authorized to issue is 100,000,000. Such shares shall be of a single class, and shall have a par value of $0.001 per share.

              ARTICLE FIVE - REGISTERED OFFICE AND AGENT

      The street address of the initial registered office of the corporation is 110 West Ninth Street, #134, in the City of
Wilmington, County of New Castle, Delaware 19801, and the name of its initial registered agent at such address, is William Tay.

                       ARTICLE SIX  - DIRECTORS

      The number of directors constituting the initial board of
directors of the corporation is one. The number of directors may be either increased or decreased from time to time by the Bylaws, but shall never be less than one (1). The name and address of each person who is to serve as a member of the initial board of directors is:

      William Tay, 1422 Chestnut Street, Suite #410, Philadelphia,
PA 19102

                    ARTICLE SEVEN - INCORPORATORS

      The name and address of the person signing these Articles of
Incorporation is:

      William Tay, 1422 Chestnut Street, Suite #410, Philadelphia,
PA 19102

                   ARTICLE EIGHT - INDEMNIFICATION

      The corporation shall indemnify any officer or director, or any former officer or director, to the full extent permitted by law.

                       ARTICLE NINE - AMENDMENT

      This corporation reserves the right to amend or repeal any provisions contained in these Articles of Incorporation, or any amendment thereto, and any right conferred upon the shareholders is subject to this reservation.

      Executed by the undersigned at on February 14, 2001.

                                   /s/ William Tay
                                   -------------------------
                                   William Tay
                                   Incorporator

EXHIBIT 3.2 - BY-LAWS OF TOTALSEEK.COM, INC.

                               BY-LAWS

                                  OF

                         TOTALSEEK.COM, INC.

                         ARTICLE I - OFFICES

     Section 1. The registered office of the corporation in the
State of Delaware shall be at 110 West Ninth Street, #134, in the
City of Wilmington, County of New Castle, Delaware 19801.

     The registered agent in charge thereof shall be William Tay.

     Section 2. The corporation may also have offices at such other places as the Board of Directors may from time to time appoint or the business of the corporation may require.

                          ARTICLE II - SEAL

     Section 1. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words
"Corporate Seal, Delaware".

                 ARTICLE III - STOCKHOLDERS' MEETINGS

     Section 1. Meetings of stockholders shall be held at the
registered office of the corporation in this state or at such place, either within or without this state, as may be selected from time to time by the Board of Directors.

     Section 2. ANNUAL MEETINGS:  The annual meeting of the
stockholders shall be held on such date as is determined by the
Board of Directors for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting.

     Section 3. ELECTION OF DIRECTORS:  Elections of the directors of the corporation shall be by written ballot.

     Section 4. SPECIAL MEETINGS:  The President, or the Board of
Directors may call special meetings of the stockholders at any time, or stockholders entitled to cast at least one-fifth of the votes, which all stockholders are entitled to cast at the particular meeting. At any time, upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the
Secretary to fix the date of the meeting, to be held not more than sixty days after receipt of the request, and to give due notice thereof. If the Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so. Business transacted at all special meetings shall be confined to the objects stated in the call and matters germane thereto, unless all stockholders entitled to vote are present and consent.

     Written notice of a special meeting of stockholders stating the time and place and object thereof, shall be given to each
stockholder entitled to vote thereat at least ten days before such meeting, unless a greater period of notice is required by statute in a particular case.

     Section 5. QUORUM:  A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If a majority of the outstanding shares entitled to vote is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     Section 6. PROXIES:  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to
corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

     A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. All proxies shall be filed with the Secretary of the meeting before being voted upon.

     Section 7. NOTICE OF MEETINGS:  Whenever stockholders are
required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

     Unless otherwise provided by law, written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

     Section 8. CONSENT IN LIEU OF MEETINGS:  Any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     Section 9. LIST OF STOCKHOLDERS:  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. No share of stock upon which any installment is due and unpaid shall be voted at any meeting. The list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                        ARTICLE IV - DIRECTORS

     Section 1. The business and affairs of this corporation shall be managed by its Board of Directors, no less than one in number or such other minimum number as is required by law. The directors need not be residents of this state or stockholders in the corporation.
They shall be elected by the stockholders of the corporation or in the case of a vacancy by remaining directors, and each director shall be elected for the term of one year, and until his successor shall be elected and shall qualify or until his earlier resignation or removal.

     Section 2. REGULAR MEETINGS:  Regular meetings of the Board shall be held without notice other than this by-law immediately after, and at the same place as, the annual meeting of stockholders.
The directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

     Section 3. SPECIAL MEETINGS: the President or any director upon two-day notice may call special Meetings of the Board. The person or persons authorized to call special meetings of the directors may fix the place for holding any special meeting of the directors called by them.

     Section 4. QUORUM:  A majority of the total number of directors shall constitute a quorum for the transaction of business.

     Section 5. CONSENT IN LIEU OF MEETING:  Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee. The Board of
Directors may hold its meetings, and have an office or offices, outside of this state.

     Section 6. CONFERENCE TELEPHONE:  One or more directors may participate in a meeting of the Board, of a committee of the Board or of the stockholders, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in this manner shall constitute presence in person at such meeting.

     Section 7. COMPENSATION:  Directors as such, shall not receive any stated salary for their services, but by resolution of the
Board, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the
Board provided, that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     Section 8. RESIGNATION AND REMOVAL:  Any director may resign at any time by giving notice to another Board member, the President or the Secretary of the corporation.  Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board or by such officer, and the acceptance of such resignation shall not be necessary to make it effective.  Any director may be removed with or without cause at any time by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares of the corporation at a special meeting of the shareholders called for that purpose, and may be removed for cause by action of the Board.

                         ARTICLE V - OFFICERS

     Section 1. The executive officers of the corporation shall be chosen by the directors and shall be a President, Secretary and
Treasurer. The Board of Directors may also choose a Chairman, one or more Vice Presidents and such other officers as it shall deem necessary.  The same person may hold any number of offices.

     Section 2. SALARIES:  Salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

     Section 3. TERM OF OFFICE:  The officers of the corporation shall hold office for one year and until their successors are chosen and have qualified. The Board of Directors may remove any officer or agent elected or appointed by the Board whenever in its judgment the best interest of the corporation will be served thereby.

     Section 4. PRESIDENT:  The President shall be the chief
executive officer of the corporation; he shall preside at all meetings of the stockholders and directors; he shall have general and active management of the business of the corporation, shall see that all orders and resolutions of the Board are carried into effect, subject, however, to the right of the directors to delegate any specific powers, except such as may be by statute exclusively conferred on the President, to any other officer or officers of the corporation. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation. He shall be
EX-OFFICIO a member of all committees, and shall have the general power and duties of supervision and management usually vested in the office of President of a corporation.

     Section 5. SECRETARY:  The Secretary shall attend all sessions of the Board and all meetings of the stockholders and act as clerk thereof, and record all the votes of the corporation and the minutes of all its transactions in a book to be kept for that purpose, and shall perform like duties for all committees of the Board of
Directors when required. He shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the
Board of Directors or President, and under whose supervision he shall be. He shall keep in safe custody the corporate seal of the corporation, and when authorized by the Board, affix the same to any instrument requiring it.

     Section 6. TREASURER:  The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, and shall keep the moneys of the corporation in a separate account to the credit of the corporation. He shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the
President and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as
Treasurer and of the financial condition of the corporation.

                        ARTICLE VI - VACANCIES

     Section 1. The Board of Directors shall fill any vacancy
occurring in any office of the corporation by death, resignation, and removal or otherwise. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator,
trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of these By-Laws.

     Section 2. RESIGNATIONS EFFECTIVE AT FUTURE DATE:  When one or
more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

                   ARTICLE VII - CORPORATE RECORDS

     Section 1. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a
stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, a power of attorney or such other writing, which authorizes the attorney or other agent to so act on behalf of the stockholder, shall accompany the demand under oath. The demand under oath shall be directed to the corporation at its registered office in this state or at its principal place of business.

          ARTICLE VIII - STOCK CERTIFICATES, DIVIDENDS, ETC.

     Section 1. The stock certificates of the corporation shall be numbered and registered in the share ledger and transfer books of the corporation as they are issued. They shall bear the corporate seal and shall be signed by the president.

     Section 2. TRANSFERS:  Transfers of shares shall be made on the books of the corporation upon surrender of the certificates
therefor, endorsed by the person named in the certificate or by attorney, lawfully constituted in writing. No transfer shall be made which is inconsistent with law.

     Section 3. LOST CERTIFICATE:  The corporation may issue a new certificate of stock in the place of any certificate theretofore signed by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

     Section 4. RECORD DATE:  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed:

     (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

     (b) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed.

     (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the
Board of Directors adopts the resolution relating thereto.

     (d) A determination of stockholders of record entitled to
notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of
Directors may fix a new record date for the adjourned meeting.

     Section 5. DIVIDENDS:  The Board of Directors may declare and pay dividends upon the outstanding shares of the corporation, from time to time and to such extent as they deem advisable, in the manner and upon the terms and conditions provided by statute and the
Certificate of Incorporation.

     Section 6. RESERVES:  Before payment of any dividend there may be set aside out of the net profits of the corporation such sum or sums as the directors, from time to time, in their absolute
discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation, and the directors may abolish any such reserve in the manner in which it was created.

                ARTICLE IX - MISCELLANEOUS PROVISIONS

     Section 1. CHECKS: such officer or officers shall sign all checks or demands for money and notes of the corporation as the
Board of Directors may from time to time designate.

     Section 2.  FISCAL YEAR:  The fiscal year shall begin on the first day of January.

     Section 3. NOTICE:  Whenever written notice is required to be given to any person, it may be given to such person, either
personally or by sending a copy thereof through the mail, or by telegram, charges prepaid, to his address appearing on the books of the corporation, or supplied by him to the corporation for the purpose of notice. If the notice is sent by mail or by telegraph, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office for transmission to such person. Such notice shall specify the place, day and hour of the meeting and, in the case of a special meeting of stockholders, the general nature of the business to be transacted.

     Section 4. WAIVER OF NOTICE:  Whenever any written notice is required by statute, or by the Certificate or the By-Laws of this corporation a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Except in the case of a special meeting of stockholders, neither the business to be transacted at nor the purpose of the meeting need be specified in the waiver of notice of such meeting.
Attendance of a person either in person or by proxy, at any meeting shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

     Section 5. DISALLOWED COMPENSATION:  Any payments made to an officer or employee of the corporation such as a salary, commission, bonus, interest, rent, travel or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer or employee to the corporation to the full extent of such disallowance. It shall be the duty of the directors, as a Board, to enforce payment of each such amount disallowed. In lieu of payment by the officer or employee, subject to the determination of the directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the corporation has been recovered.

     Section 6. RESIGNATIONS:  Any director or other officer may resign at any time, such resignation to be in writing and to take effect from the time of its receipt by the corporation, unless some time be fixed in the resignation and then from that date. The acceptance of a resignation shall not be required to make it effective.

                     ARTICLE X - ANNUAL STATEMENT

     Section 1. The President and the Board of Directors shall
present at each annual meeting a full and complete statement of the business and affairs of the corporation for the preceding year. Such statement shall be prepared and presented in whatever manner the
Board of Directors shall deem advisable and need not be verified by a Certified Public Accountant.

             ARTICLE XI - INDEMNIFICATION AND INSURANCE:

     Section 1. (a) RIGHT TO INDEMNIFICATION.  Each person who was or is made a party or is threatened to be made a party or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the
Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise,
including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of
Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition:
provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

     (b)  RIGHT OF CLAIMANT TO BRING SUIT:  If a claim under
paragraph (a) of this Section is not paid in full by the Corporation within thirty days after a written claim has been received by the
Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it
permissible under the Delaware General Corporation law for the
Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation.
Neither the failure of the Corporation (including its Board of
Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard or conduct.

     (c) Notwithstanding any limitation to the contrary contained in sub-paragraphs (a) and 8 (b) of this section, the corporation shall, to the fullest extent permitted by Section 145 of the General
Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (d) INSURANCE:  The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

                       ARTICLE XII - AMENDMENTS

     Section 1.  These By-Laws may be amended or repealed by the vote of directors.

     The above By-Laws are certified to have been adopted by the
Board of Directors of the Corporation on the 20th day of February,
2001.

                                  /s/ William Tay
                                  -------------------------
                                  William Tay
                                  Secretary

EXHIBIT 23.1 - CONSENT OF STARK WINTER SCHENKEIN & CO. LLP

         CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference of our report dated
November 2, 2001 included in the November 6, 2001 Form 8-K of
TotalSeek.Com, Inc.

/s/ Stark Winter Schenkein & Co. LLP
Stark Winter Schenkein & Co. LLP
Certified Public Accountants

Denver, Colorado
November 6, 2001